Principal Funds, Inc.
Supplement dated July 31, 2017
to the Statement of Additional Information dated March 1, 2017 as revised on May 2, 2017 and amended and restated June 12, 2017
(as supplemented on June 16, 2017)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE
Change the heading of Sub-Advisor: Principal Global Investors, LLC (Fixed Income Portfolio Managers) to Advisor: Principal Global Investors, LLC (Fixed Income Portfolio Managers). Under this section, delete references to Alice Robertson and add the following information for Erika Isley to the Other Accounts Managed and Ownership of Securities tables in alphabetical order:

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Erika Isley: Money Market Fund *
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	1	$1.1 billion	0	$0
Other accounts	0	$0	0	$0
* Information as of June 30, 2017
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Erika Isley *	Money Market	None
* Information as of June 30, 2017